Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
Acquisitions

On December 5, 2013, the Company acquired all of the outstanding shares of CyberCoders Holdings, Inc. ("CyberCoders"), a provider of permanent placement services headquartered in Irvine, California. The primary reason for the acquisition was to expand the Company's permanent placement services. The purchase price was $96.6 million, comprised of $93.6 million in cash paid at closing and estimated future contingent consideration of $3.0 million, which is based on estimated financial performance of CyberCoders through 2015 (the maximum contingent consideration opportunity is $11.0 million). Acquisition costs of approximately $1.5 million were expensed in 2013. Goodwill deductible for tax purposes is $10.3 million for this transaction. The results of operations for the acquisition have been combined with those of the Company from the acquisition date.

On May 15, 2012, the Company acquired all of the outstanding shares of Apex Systems, Inc. ("Apex Systems"), a privately-owned provider of information technology staffing headquartered in Richmond, Virginia. The primary reason for the acquisition was to expand the Company's information technology staffing services. The purchase price totaled approximately $610.8 million, comprised of $385.0 million paid in cash at closing, $0.3 million paid in the third quarter of 2012 related to the net working capital adjustments, and 14.3 million shares of common stock of the Company issued to the holders of shares of common stock and options to purchase common stock of Apex Systems immediately prior to the effective time of the merger. Acquisition costs related to this transaction totaled approximately $9.8 million and were expensed in 2012. Goodwill and the identifiable intangible assets are deductible for tax purposes. The results of operations of Apex Systems have been combined with those of the Company since the acquisition date.

Assets and liabilities of the acquired companies were recorded at their estimated fair values at the dates of acquisition. The excess purchase price over the fair value of net tangible assets and identifiable intangible assets acquired has been allocated to goodwill. The fair value assigned to identifiable intangible assets was determined primarily by using a discounted cash flow method.

The Company's allocation of the purchase price for these acquisitions has been finalized. Changes in the purchase price allocation for CyberCoders from the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2013 were primarily a $2.1 million reduction in estimated contingent consideration, a decrease in the value assigned to goodwill, an increase in the value assigned to identifiable intangible assets, and an increase in current and other liabilities. Measurement period adjustments resulting from the finalization of the purchase price allocation have been recorded retrospectively to the acquisition date.

The following tables summarize (in thousands) the purchase price allocations for the acquisitions of Apex Systems and CyberCoders:

	2013 Acquisition	2012 Acquisition
	CyberCoders	Apex Systems
Current assets	$11,329	$172,042
Property and equipment	3,327	902
Goodwill	69,018	264,590
Identifiable intangible assets	37,860	251,555
Other	915	494
Total assets acquired	$122,449	$689,583

Current liabilities	$9,022	$77,905
Other	16,839	850
Total liabilities assumed	25,861	78,755
Total purchase price	$96,588	$610,828

The following table summarizes (in thousands) the allocation of the purchase price among the identifiable intangible assets for the acquisitions of CyberCoders and Apex Systems:

		Identifiable Intangible Asset Value
		2013 Acquisition	2012 Acquisition
	Useful life	CyberCoders	Apex Systems
Contractor relationships	2 - 5 years	$4,000	$10,589
Customer relationships	2 - 10 years	860	92,147
Non-compete agreements	3 - 7 years	800	2,076
In-use software	6 years	18,900	—
Trademark subject to amortization	2 years	—	—
Trademarks	indefinite	13,300	146,743
Total identifiable intangible assets acquired		$37,860	$251,555

The summary below (in thousands, except for per share data) presents pro forma unaudited consolidated results of operations for 2013 and 2012 as if the acquisition of Apex Systems occurred on January 1, 2011, and the acquisition of CyberCoders occurred on January 1, 2012. The pro forma financial information gives effect to certain adjustments, including: amortization of intangible assets, interest expense on acquisition-related debt, provision for income taxes, changes in the management fees, and increased number of common shares as a result of the acquisition. Acquisition-related costs are assumed to have occurred at the beginning of the year prior to acquisition. The pro forma financial information is not necessarily indicative of the operating results that would have occurred if the acquisitions had been consummated as of the date indicated, nor are they necessarily indicative of future operating results.

	Year Ended December 31,
	2013	2012
	(unaudited)
Revenues	$1,582,699	$1,363,225
Income from continuing operations	$54,947	$49,022
Net income	$88,319	$58,213

Basic earnings per share:
Income from continuing operations	$1.03	$0.94
Net income	$1.65	$1.12

Diluted earnings per share:
Income from continuing operations	$1.01	$0.92
Net income	$1.62	$1.09

Weighted average number of shares outstanding	53,481	52,103
Weighted average number of shares and dilutive shares outstanding	54,555	53,190

On December 2, 2013, the Company acquired all of the outstanding partnership interests of Whitaker Medical, LLC ("Whitaker"), a provider of physician staffing services headquartered in Houston, Texas that was included in the Physician Segment, which was sold in February 2015 and its operating results are included in discontinued operations, see "Note 5. Discontinued Operations" for further information.